(ICON)
Prudential
Real Estate
Securities
Fund

SEMI
ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
During our six-month reporting period ended September 30,1999, Prudential Real Estate Securities Fund's Class A shares returned 0.55%, slightly less than the 1.36% return of the Lipper Real Estate Funds Average.

Encouraging economic news restored some growth to real estate stocks in the second quarter of the year, but the Fund--which owns mostly real estate investment trusts (REITs)--lost significant ground during the summer months. Interest-rate uncertainties and concerns about Y2K-related problems suppressed investor enthusiasm, with the few market gains focused on technology and telecommunications stocks. Value stocks, such as REITs, once again trailed growth stocks.

Different asset classes and investment styles tend to cycle in and out of favor over the years. Real estate has been out of favor, unfortunately, for most of the time since the inception of the Prudential Real Estate Securities Fund. After a hint of a market turn in the second quarter of 1999, the dominant trend of the past few years reasserted itself. Prudential generally recommends that investors diversify broadly. A good time to buy any asset class is when it is at a low point in its cycle and securities are bargain priced.

In the following pages, Fund Manager Robert McConnaughey discusses his investment strategy and the steps he is taking to help the Fund meet its objective in this challenging market.

Sincerely,

John R. Strangfeld
President
Prudential Real Estate Securities Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Robert McConnaughey
Fund Manager

Investment Goals and Style
Prudential Real Estate Securities Fund provides an opportunity for high current income and long-term growth of capital by investing primarily in equity-related securities of real estate companies. We use a value-oriented investment style: we seek companies that have the potential for high risk-adjusted return on investment capital. Investing in real estate poses certain risks related to economic conditions, as well as risks related to an individual property, credit risk, and interest-rate fluctuations. There can be no assurance that the Fund will achieve its investment objective.

Still a difficult environment
The second half of our reporting period proved very difficult for real estate investment trusts (REITs). Amid near-term market uncertainties, investors shied away from capital-intensive industries such as steel, manufacturing, and real estate. Since REITs tend to have high dividend payouts and retain little cash, they were particularly unattractive and, as a result, many had a difficult time raising capital. Against this backdrop, we continue to focus on companies that are self-sufficient and can control their own destinies. Many companies in our portfolio have the ability to finance themselves without the need to borrow money or issue new equity to make their business models work.

Given the current market environment, we are turning our attention toward companies that are less capital intensive but have higher, more sustainable earnings. These may include REITs that have low dividend payouts--which enable them to retain more capital--and companies that do not pay dividends. While this has reduced the current income of the Fund, we believe it should add to the Fund's long-term capital appreciation.

For example, Public Storage, our third largest holding, only pays out 30% of its cash flow in dividends and uses the remaining 70% to fund new developments and business initiatives. With more than 1,100 locations across the country, Public Storage is a highly recognized brand name. It is currently investing more in infrastructure technology than its competitors and is clearly the dominant player in its sector. This platform has enabled the company to pursue additional revenue channels. For example, the company recently launched a pickup and delivery business that is expected to generate a high return on invested capital.

Sticking with companies that control their own destinies
We believe that our two largest holdings (totaling almost 19% of the Fund's assets) are indicative of the strategies we intend to pursue.

Vornado is the largest office landlord in New York City. Although the city's office market is currently very strong, Vornado's rents are far below current market levels. Therefore, even if market rents stop growing, Vornado can still increase rents when its leases expire. In addition, it is doing creative deals that others may have passed over due to their complexity. For example, it recently bought an office building that adjoins the Four Seasons Hotel on 57th Street in Manhattan. Instead of keeping it an office building, Vornado plans to convert the build-ing to condominiums in order to take advantage of the strength and attractive returns in the high-end Manhattan residential market.

Starwood got off to a great start early in the year, reaching $37.75 a share on May 11, 1999. However, the hotel sector has been pummeled in recent months--particularly hotel companies that own real estate--and by the end of September, Starwood was trading at $23.00. This hasn't affected the fundamentals of its business. The company can continue to grow by selling assets and reinvesting in additional franchises going forward. Its recent $3 billion sale of Caesar's Palace in Las Vegas will help the company strengthen its balance sheet. It also closed on a $200 million sale of a hotel in Greece and has $500 million worth of additional hotels to sell. Furthermore, while rental growth has been slowing, it remained well ahead of inflation for companies like Starwood that own big downtown hotels.

Another company in charge of its own destiny is Sun International Hotels. Recently we added more shares of Sun's stock to our portfolio at an attractive price. The stock sold off in the second and third quarters due to disappointing results with Merv Griffin's hotel in Atlantic City, New Jersey. Nevertheless,

Performance at a Glance

Cumulative Total Returns1                                As of 9/30/99

                                 Six           One            Since
                                Months         Year         Inception2
Class A                          0.55%        -0.25%          -22.87%
Class B                          0.19         -1.00           -23.63
Class C                          0.19         -1.00           -23.63
Class Z                          0.67          0.01           -22.53
Lipper Real Estate Fund Avg.3    1.36         -2.28             ***

Average Annual Total Returns1                               As of 9/30/99

                                               One            Since
                                               Year         Inception2
Class A                                       -5.24%          -19.86%
Class B                                       -6.00           -20.57
Class C                                       -2.99           -18.83
Class Z                                        0.01           -16.62

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 5/5/98.

3 The Lipper Since Inception return is for all funds in each share class in the Real Estate Fund category.

Review Cont'd.
-------------------------------------------------------------------------------
the long-term outlook for the company still seems very promising. Sun's real franchise is Atlantis on Paradise Island in the Bahamas. Sun owns almost all of this tropical island off the east coast of Florida, and it has a spectacular master plan, which includes selling land lots for private homes.

Smaller niche players
Prudential's strong real estate research capabilities allow us to find undervalued niche players. For example, a relatively new addition to our portfolio is Mission West Properties, an office industrial REIT that is a dominant landlord in California's Silicon Valley. The company's CEO, Carl Berg, who owns 80% of the company's stock, has a remarkable track record building facilities such as Microsoft's new campus in the Valley at exceptional returns. Despite the company's dominance in what is arguably the strongest office market in the nation, the stock is followed by few Wall Street analysts. We believe that we can attain a competitive advantage by thoroughly analyzing such small-capitalization names.

Going Forward
A strategy still intact
We don't anticipate making significant changes to our strategy. Real estate remains largely in equilibrium--with supply of new property and demand for space generally in balance. However, the industry is in the throes of a significant capital crunch. Companies will not do well without the balance sheet flexibility and management expertise to continue to pursue growth through joint ventures, reinvestment of free cash flow, or harvesting of stable assets. We are intensely focused on companies that control their own destinies and can maintain significant value-creation programs without issuing additional shares. We believe that such companies will have great success in the coming years.

We also plan to monitor healthcare-based real estate companies. Changes in government reimbursements are causing the stocks of these companies to decline dramatically. However, demographic trends ensure that there will be a growing need for nursing homes and other healthcare facilities. While we haven't made any significant investments to date, we are hoping to find an attractive entry point in the next several quarters.

Five Largest Holdings
Expressed as a percentage of net assets as of 9/30/99

Vornado Realty Trust                   9.6%
Starwood Hotel & Restaurant            9.3
Public Storage, Inc.                   7.4
Excel Legacy                           5.5
Intrawest                              4.9

Portfolio Composition
Expressed as a percentage of net assets as of 9/30/99

Office Industrial REIT                20.6%
Apartment REIT                        10.4
Shopping Center REIT                   9.6
Hotel REIT                             9.3
Mixed Use & Misc. REIT                 8.8
Self-Storage REIT                      7.4
Hotels                                 6.9
Regional Mall REIT                     6.4
Other REITs                           18.1
Cash & Equivalents                     2.5

Portfolio of Investments as
of September 30, 1999
(Unaudited)                         PRUDENTIAL REAL ESTATE SECURITIES FUND
------------------------------------------------------------

Shares          Description                   Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS
------------------------------------------------------------
Apartments--6.0%
       67,700   Apartment Investment & Management
                  Co. (Class 'A' Stock)               $  2,589,525
       44,000   Equity Residential Properties Trust      1,864,500
                                                      ------------
                                                         4,454,025
------------------------------------------------------------
Health Care--0.6%
      232,020   LTC Healthcare, Inc.(a)                    435,038
------------------------------------------------------------
Hotels--17.0%
      869,125   Meristar Hotels & Resorts, Inc.(a)       2,553,055
      307,000   Starwood Hotels & Resorts
                  Worldwide, Inc.                        6,849,937
      107,900   Sun International Hotels Ltd.
                  (Bahamas)(a)                           2,576,113
       48,000   Sunterra Corp.(a)                          570,000
                                                      ------------
                                                        12,549,105
------------------------------------------------------------
Leisure & Gaming--4.6%
      424,600   Prime Hospitality Corp.(a)               3,396,800
------------------------------------------------------------
Manufactured Homes--2.8%
       63,400   Sun Communities, Inc.                    2,096,163
------------------------------------------------------------
Mixed Use & Miscellaneous--7.4%
      965,800   Excel Legacy Corp.(a)                    4,044,287
       60,000   Franchise Finance Corporation of
                  America                                1,402,500
                                                      ------------
                                                         5,446,787
------------------------------------------------------------
Multi-Family--5.8%
      362,800   Boardwalk Equities, Inc.(a)              3,210,182
      109,900   Wellsford Real Properties, Inc.(a)       1,044,050
                                                      ------------
                                                         4,254,232
Office Industrial--24.0%
       98,300   Alexandria Real Estate Equities,
                  Inc.                                $  2,893,706
      109,400   AMB Property Corp.                       2,317,913
       71,900   Cousins Properties, Inc.                 2,440,106
      118,900   Equity Office Properties Trust           2,764,425
      210,100   Mission West Properties, Inc.            1,772,719
      169,000   Reckson Associates Realty Corp.          3,517,312
      129,916   Reckson Service Industries, Inc.(a)      2,054,297
                                                      ------------
                                                        17,760,478
------------------------------------------------------------
Real Estate-Development--6.1%
       50,000   Fortress Investment Corp.                  843,750
      219,300   Intrawest Corp.                          3,632,156
                                                      ------------
                                                         4,475,906
------------------------------------------------------------
Regional Malls--6.4%
       47,500   General Growth Properties, Inc.          1,496,250
      203,800   Philips International Realty Corp.       3,209,850
                                                      ------------
                                                         4,706,100
------------------------------------------------------------
Self Storage--7.4%
      218,300   Public Storage, Inc.                     5,498,431
------------------------------------------------------------
Shopping Center--9.6%
      217,900   Vornado Realty Trust                     7,081,750
------------------------------------------------------------
Total Investments--97.7%
                (cost $76,295,049; Note 4)              72,154,815
                Other assets in excess of
                  liabilities--2.3%                      1,718,346
                                                      ------------
                Net Assets--100%                      $ 73,873,161
                                                      ------------
                                                      ------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Statement of Assets and Liabilities
(Unaudited)                               PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $76,295,049)................................................................         $ 72,154,815
Receivable for investments sold.........................................................................            1,985,522
Dividends receivable....................................................................................              237,878
Deferred expenses and other assets......................................................................               79,692
Receivable for Fund shares sold.........................................................................               13,436
                                                                                                              ------------------
   Total assets.........................................................................................           74,471,343
                                                                                                              ------------------
Liabilities
Payable for Fund shares reacquired......................................................................              369,926
Accrued expenses and other liabilities..................................................................              131,531
Distribution fee payable................................................................................               49,785
Management fee payable..................................................................................               46,940
                                                                                                              ------------------
   Total liabilities....................................................................................              598,182
                                                                                                              ------------------
Net Assets..............................................................................................         $ 73,873,161
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $     10,065
   Paid-in capital in excess of par.....................................................................          113,306,993
                                                                                                              ------------------
                                                                                                                  113,317,058
   Distributions in excess of net investment income.....................................................             (505,188)
   Accumulated net realized loss on investments.........................................................          (34,798,475)
   Net unrealized depreciation on investments...........................................................           (4,140,234)
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................         $ 73,873,161
                                                                                                              ------------------
                                                                                                              ------------------
Class A:
   Net asset value and redemption price per share
      ($18,288,222 / 2,488,398 shares of beneficial interest issued and outstanding)....................                 $7.35
   Maximum sales charge (5% of offering price)..........................................................                  .39
                                                                                                              ------------------
   Maximum offering price to public.....................................................................                 $7.74
                                                                                                              ------------------
                                                                                                              ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($46,043,820 / 6,276,955 shares of beneficial interest issued and outstanding)....................                 $7.34
                                                                                                              ------------------
                                                                                                              ------------------
Class C:
   Net asset value and redemption price per share
      ($8,127,193 / 1,107,932 shares of beneficial interest issued and outstanding).....................                 $7.34
   Sales charge (1% of offering price)..................................................................                   .07
                                                                                                              ------------------
   Offering price to public.............................................................................                 $7.41
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,413,926 / 192,143 shares of beneficial interest issued and outstanding).......................                 $7.36
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL REAL ESTATE SECURITIES FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                   September 30,
Net Investment Income                                  1999
Income
   Dividends (net of foreign withholding taxes
      of $1,943)................................    $  1,289,656
   Interest.....................................          49,870
                                                   -------------
      Total income..............................       1,339,526
                                                   -------------
Expenses
   Management fee...............................         337,488
   Distribution fee--Class A....................          28,511
   Distribution fee--Class B....................         278,116
   Distribution fee--Class C....................          50,641
   Registration fees............................          91,000
   Transfer agent's fees and expenses...........          68,000
   Custodian's fees and expenses................          56,000
   Reports to shareholders......................          25,000
   Legal fees and expenses......................          15,000
   Audit fee and expenses.......................          13,000
   Organizational expense.......................          10,000
   Trustees' fees...............................           9,000
   Miscellaneous................................             902
                                                   -------------
      Total operating expenses..................         982,658
                                                   -------------
Net investment income...........................         356,868
                                                   -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions......................      (3,605,298)
   Foreign currency transactions................           3,219
                                                   -------------
                                                      (3,602,079)
                                                   -------------
Net change in unrealized depreciation on
   investments..................................       4,448,272
                                                   -------------
Net gain on investments.........................         846,193
                                                   -------------
Net Increase in Net Assets
Resulting from Operations.......................    $  1,203,061
                                                   -------------
                                                   -------------

PRUDENTIAL REAL ESTATE SECURITIES FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months      May 5, 1998(a)
                                     Ended           Through
Increase (Decrease) in           September 30,      March 31,
Net Assets                           1999              1999
Operations
   Net investment income.......  $    356,868      $  3,194,420
   Net realized loss on
      investments and foreign
      currency transactions....    (3,602,079 )     (31,196,504)
   Net change in unrealized
      depreciation on
      investments..............     4,448,272        (8,588,506)
                                 -------------    --------------
   Net increase (decrease) in
      net
      assets resulting from
      operations...............     1,203,061       (36,590,590)
                                 -------------    --------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (339,711 )        (825,297)
      Class B..................      (619,189 )      (1,535,935)
      Class C..................      (111,655 )        (287,685)
      Class Z..................       (22,406 )         (84,843)
                                 -------------    --------------
                                   (1,092,961 )      (2,733,760)
                                 -------------    --------------
   Distributions in excess of
      net investment income
      Class A..................      (127,579 )        --
      Class B..................      (313,355 )        --
      Class C..................       (56,505 )        --
      Class Z..................        (7,749 )        --
                                 -------------    --------------
                                     (505,188 )        --
                                 -------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...     5,674,142       183,649,803
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     1,324,546         2,333,376
   Cost of shares reacquired...   (21,453,788 )     (58,035,480)
                                 -------------    --------------
   Net increase (decrease) in
      net assets
      from Fund share
      transactions.............   (14,455,100 )     127,947,699
                                 -------------    --------------
Total increase (decrease)......   (14,850,188 )      88,623,349
Net Assets
Beginning of period............    88,723,349           100,000
                                 -------------    --------------
End of period(b)...............  $ 73,873,161      $ 88,723,349
                                 -------------    --------------
                                 -------------    --------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net
    investment income of.......  $    --           $    736,093
                                 -------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Prudential Real Estate Securities Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund issued 2,500 shares of beneficial interest each of Class A, Class B, Class C and Class Z on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on May 5, 1998. The investment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the Nasdaq National Market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Corporate bonds (other than convertible debt) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Other securities are valued at the mean between the most recently quoted bid and asked prices. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m. New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gain/loss on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                       6

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Offering and Organization Expenses: Approximately $108,700 were incurred and expensed in connection with the organization of the Fund. Offering cost of approximately $110,700 are being amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net realized loss by $3,219, and decrease distribution in excess of net investment income by $3,219 for foreign currency. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended September 30, 1999.

PIMS has advised the Fund that it received approximately $15,100 and $11,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the six months ended September 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended September 30, 1999, it received approximately $241,200 and $6,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                       PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. The Fund did not borrow any amounts pursuant to the SCA during the six months ended September 30, 1999. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30, 1999, the Fund incurred fees of approximately $51,200 for the services of PMFS. As of September 30, 1999, approximately $7,850 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the six months ended September 30, 1999, PSI earned approximately $12,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1999 were $30,326,687 and $45,710,936, respectively.

The federal income tax basis of the Fund's investments at September 30, 1999 was $78,203,536 and, accordingly, net unrealized depreciation for federal income tax purposes was $6,048,721 (gross unrealized appreciation--$2,772,204; gross unrealized depreciation--$8,820,925).

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 1999, of approximately $11,509,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund has elected for United States federal income tax purposes, to treat net short-term capital losses of approximately $18,434,000 incurred in the five months ended March 31, 1999 as having occurred in the current fiscal year.

Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended September 30,
  1999:
Shares sold......................       148,397    $   1,198,421
Shares issued in reinvestment of
  dividends and distributions....        44,223          346,412
Shares reacquired................      (753,316)      (5,997,416)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (560,696)      (4,452,583)
Shares issued upon conversion
  and/or exchange from Class B...        37,235          323,252
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (523,461)   $  (4,129,331)
                                    -----------    -------------
                                    -----------    -------------
May 5, 1998(a) through March 31, 1999:
Shares sold......................     5,418,784    $  52,253,903
Shares issued in reinvestment of
  dividends......................        87,252          660,149
Shares reacquired................    (2,512,126)     (20,082,311)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     2,993,910       32,831,741
Shares issued upon conversion
  and/or exchange from Class B...        15,449          117,251
                                    -----------    -------------
Net increase in shares
  outstanding....................     3,009,359    $  32,948,992
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class A, B, C and Z shares.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements
(Unaudited)                         PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended September 30,
  1999:
Shares sold......................       308,811    $   2,606,729
Shares issued in reinvestment of
  dividends and distributions....       101,314          793,703
Shares reacquired................    (1,461,556)     (11,597,236)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,051,431)      (8,196,804)
Shares reacquired upon conversion
  and/or exchange into Class A...       (37,258)        (323,252)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,088,689)   $  (8,520,056)
                                    -----------    -------------
                                    -----------    -------------
May 5, 1998(a) through March 31, 1999:
Shares sold......................    10,731,112    $ 104,685,527
Shares issued in reinvestment of
  dividends......................       176,671        1,325,148
Shares reacquired................    (3,529,166)     (27,759,014)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     7,378,617       78,251,661
Shares reacquired upon conversion
  and/or exchange into Class A...       (15,473)        (117,251)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,363,144    $  78,134,410
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Six months ended September 30,
  1999:
Shares sold......................       153,889    $   1,289,082
Shares issued in reinvestment of
  dividends and distributions....        19,882          155,750
Shares reacquired................      (393,075)      (3,154,125)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (219,304)   $  (1,709,293)
                                    -----------    -------------
                                    -----------    -------------
May 5, 1998(a) through March 31, 1999:
Shares sold......................     2,158,917    $  21,074,499
Shares issued in reinvestment of
  dividends......................        35,227          264,830
Shares reacquired................      (869,408)      (6,947,352)
                                    -----------    -------------
Net increase in shares
  outstanding....................     1,324,736    $  14,391,977
                                    -----------    -------------
                                    -----------    -------------
Class Z                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended September 30,
  1999:
Shares sold......................        72,949    $     579,910
Shares issued in reinvestment of
  dividends and distributions....         3,655           28,681
Shares reacquired................       (89,239)        (705,011)
                                    -----------    -------------
Net decrease in shares
  outstanding....................       (12,635)   $     (96,420)
                                    -----------    -------------
                                    -----------    -------------
May 5, 1998(a) through March 31, 1999:
Shares sold......................       600,131    $   5,635,874
Shares issued in reinvestment of
  dividends......................        11,026           83,249
Shares reacquired................      (408,879)      (3,246,803)
                                    -----------    -------------
Net increase in shares
  outstanding....................       202,278    $   2,472,320
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class A, B, C and Z shares.

------------------------------------------------------------
Note 6. Dividends

On October 6, 1999 the Board of Trustees of the Fund declared the following dividends per share, payable on October 8, 1999 to shareholders of record on October 7, 1999.

                                    Class      Class B      Class
                                      A         and C         Z
                                  ---------   ---------   ---------
Ordinary Income.................   $ 0.040     $ 0.026     $ 0.045

--------------------------------------------------------------------------------
                                       9

Financial Highlights (Unaudited)          PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                                                         Class A                              Class B
                                                             --------------------------------     --------------------------------
                                                              Six Months       May 5, 1998(a)      Six Months       May 5, 1998(a)
                                                                 Ended            Through             Ended            Through
                                                             September 30,       March 31,        September 30,       March 31,
                                                                1999(c)             1999             1999(c)             1999
                                                             -------------     --------------     -------------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  7.46           $  10.00           $  7.45           $  10.00
                                                                 ------             ------            ------             ------
Income from investment operations
Net investment income.....................................         0.06               0.27              0.02               0.20
Net realized and unrealized loss on investment
   transactions...........................................         (.01)             (2.60)               --              (2.58)
                                                                 ------             ------            ------             ------
   Total from investment operations.......................         0.05              (2.33)             0.02              (2.38)
                                                                 ------             ------            ------             ------
Less distributions
Dividends from net investment income......................         (.12)              (.21)             (.09)              (.17)
Distributions in excess of net investment income..........         (.04)                --              (.04)                --
                                                                 ------             ------            ------             ------
Total distributions.......................................         (.16)              (.21)             (.13)              (.17)
                                                                 ------             ------            ------             ------
Net asset value, end of period............................      $  7.35           $   7.46           $  7.34           $   7.45
                                                                 ------             ------            ------             ------
                                                                 ------             ------            ------             ------
TOTAL RETURN(b):..........................................          .55%            (23.29)%             .19%            (23.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................      $18,288           $ 22,465           $46,044           $ 54,845
Average net assets (000)..................................      $22,746           $ 31,941           $55,471           $ 72,034
Ratios to average net assets(d):
   Expenses, including distribution fees..................         1.64%              1.56%             2.39%              2.31%
   Expenses, excluding distribution fees..................         1.39%              1.31%             1.39%              1.31%
   Net investment income..................................         1.34%              3.47%              .58%              2.70%
For Class A, B, C and Z shares:
Portfolio turnover........................................           35%               122%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Calculations are made based on average month-end shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Financial Highlights (Unaudited)          PRUDENTIAL REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                                                         Class C                              Class Z
                                                             --------------------------------     --------------------------------
                                                              Six Months       May 5, 1998(a)      Six Months       May 5, 1998(a)
                                                                 Ended            Through             Ended            Through
                                                             September 30,       March 31,        September 30,       March 31,
                                                                1999(c)             1999             1999(c)             1999
                                                             -------------     --------------     -------------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  7.45           $  10.00           $  7.47            $10.00
                                                                 ------             ------             -----             -----
Income from investment operations
Net investment income.....................................         0.02               0.20              0.07              0.29
Net realized and unrealized loss on investment
   transactions...........................................           --              (2.58)            (0.01)            (2.59)
                                                                 ------             ------             -----             -----
   Total from investment operations.......................         0.02              (2.38)             0.06             (2.30)
                                                                 ------             ------             -----             -----
Less distributions
Dividends from net investment income......................         (.09)              (.17)             (.13)             (.23)
Distributions in excess of net investment income..........         (.04)                --              (.04)               --
                                                                 ------             ------             -----             -----
Total distributions.......................................         (.13)              (.17)             (.17)             (.23)
                                                                 ------             ------             -----             -----
Net asset value, end of period............................      $  7.34           $   7.45           $  7.36            $ 7.47
                                                                 ------             ------             -----             -----
                                                                 ------             ------             -----             -----
TOTAL RETURN(b):..........................................          .19%            (23.78)%             .67%           (23.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................      $ 8,127           $  9,883           $ 1,414            $1,530
Average net assets (000)..................................      $10,101           $ 13,672           $ 1,457            $2,894
Ratios to average net assets(d):
   Expenses, including distribution fees..................         2.39%              2.31%             1.39%             1.31%
   Expenses, excluding distribution fees..................         1.39%              1.31%             1.39%             1.31%
   Net investment income..................................          .58%              2.71%             1.63%             3.76%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Calculations are made based on average month-end shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Bernard Winograd, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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Class       NASDAQ        Cusip
  A         PURAX       74436U102
  B         PURBX       74436U201
  C          --         74436U300
  Z          --         74436U409  MF182E2